Exhibit 4.1

ISIN: CA1130041058
CUSIP: 113004105

BROOKFIELD ASSET MANAGEMENT LTD.

(INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA)
(CONSTITUÉE EN VERTU DES LOIS DE LA COLOMBIE-BRITANNIQUE)

NUMBER/NUMÉRO

5863616

SHARES/ACTIONS

*12345678901***********
12345678901********
12345678901******
****12345678901********
*****12345678901*******

This certifies that / Les présentes attestent que

PROOF
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

is the registered holder of / est le détenteur immatriculé de

* PROOF * 5863616 * CA1130041058 * 12345678901 CLASS A LIMITED VOTING SHARES ACTIONS AVEC DROIT DE VOTE RESTREINT DE CATÉGORIE A * BROOKFIELD ASSET MANAGEMENT LTD. * PROOF * 5863616 * CA1130041058 * 12345678901 CLASS A LIMITED VOTING SHARES ACTIONS AVEC DROIT DE VOTE RESTREINT DE CATÉGORIE A * BROOKFIELD ASSET MANAGEMENT LTD. * PROOF * 5863616 * CA1130041058 * 12345678901

12345678901

BROOKFIELD ASSET MANAGEMENT LTD.
FULLY PAID AND NON-ASSESSABLE CLASS A LIMITED VOTING SHARES WITHOUT PAR VALUE

transferable only on the books of the Corporation upon surrender of this Certificate properly endorsed by the holder hereof in person or by attorney. This Certificate shall not become valid until countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers.

BROOKFIELD ASSET MANAGEMENT LTD.
ACTIONS AVEC DROIT DE VOTE RESTREINT DE CATÉGORIE A, SANS VALEUR NOMINALE, ENTIÈREMENT LIBÉRÉES ET NON COTISABLES

transférables seulement aux livres de la société sur remise de ce certificat dûment endossé par le détenteur personnellement ou par son procureur. Ce certificat ne deviendra valide qu'après avoir été contresign par l'agent des transferts et enregistré par l'agent chargé de la tenue des registres de la société.

EN FOI DE QUOI la société a fait signer ce certificat par le facsimilé de la signature de ses dirigeants dûment autorisés.

Date: DECEMBER 06, 2022

Senior Vice President, Legal & Regulatory/Première Vice-Présidente, Juridique & Réglementaire

Director, Managing Partner and Chief Executive Officer of Infrastructure/Directeur, Partenaire de gestion et Chef de la direction des infrastructures

Countersigned and registered TSX Trust Company Transfer agent and registrar or American Stock Transfer & Trust Company, LLC Co-Transfer agent and registrar

Contresigné et Enregistré Compagnie Trust TSX agent des transferts et agent chargé de la tenue des registres ou American Stock Transfer & Trust Company, LLC co-agent des transferts

By / Par:____________________

Authorized signature / Signature autorisée

The shares are transferable at the principal stock transfer office of TSX Trust Company in Toronto, Montreal, or at the office of American stock Transfer and Trust Company, LLC Brooklyn, NY.

Les actions sont transférables au bureau de transfert principal de Compagnie Trust TSX à Toronto, Montréal, ou au bureau de American Stock Transfer and Trust Company, LLC, Brooklyn, NY.

SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

Printed by DATA BUSINESS FORMS

1086001 0 G DUMMY PROOF - 00070654 999999999 G5124815

5863616

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto Valeur reçue, par les présentes le(s) soussigné(s) vend(ent), cède(nt) et transfère(nt) à (Print name(s) of person(s) to whom the securities are being transferred and the address for the register / Écrivez le nom de la ou des personnes à qui les titres sont transférés et l’adresse pour le registre) share/ actions (number of shares - if blank, deemed to be all / nombre d’actions - s’il n’y a rien d’écrit, la totalité est présumée) of the Company represented by this certificate, and hereby irrevocably constitute(s) and appoint(s) TSX Trust Company the attorney of the undersigned to transfer the said securities with full power of substitution in this matter: de la société représentées par le présent certificat et constitue(nt) et nomme(nt) irrévocablement par les présentes Compagnie Trust TSX fondé de pouvoir du ou des soussignés pour transférer lesdits titres avec pleins pouvoirs de substitution à cet égard:
Dated / Fait le Signature Guarantee(s) * / Transferor(s) Signature(s) * / Aval des signatures* Signature du ou des cédants *
(the transfer cannot be processed without acceptable guarantees of all signatures / le transfert ne peut être effectué sans un aval acceptable de chaque signature) *For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes. In addition, every signature must be Signature Guaranteed by a Canadian Schedule 1 chartered bank, or a member of one of the recognized medallion programs - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).
* Pour les transferts signés par le ou les détenteurs inscrits, chaque signature doit correspondre exactement au nom ou aux noms sur le certificat, sans aucun changement. Aussi, chaque signature doit être avalisée par une banque a charte de l’annexe 1 canadienne, ou un membre de l’un des programmes reconnus Medallion - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) ou New York Stock Exchange, Inc. Medallion Signature Program (MSP). Security instructions - instructions de sécurité
This is watermarked paper, do not accept without noting watermark. Hold to light to verify watermark.
PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.